AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Jul ETF
AllianzIM U.S. Large Cap Buffer20 Jul ETF
(each a “Fund” and together the “Funds”)

Supplement, dated June 30, 2021
to each Fund’s Prospectus, dated February 1, 2021

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Funds’ current Outcome Period began on July 1, 2020, and will end on June 30, 2021. Following the end of this Outcome Period, each Fund will reset and commence a new Outcome Period beginning July 1, 2021, and ending on June 30, 2022. At the beginning of the new Outcome Period, the Cap resets.

The Cap for each Fund for the new Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period Cap
AllianzIM U.S. Large Cap Buffer10 Jul ETF	AZAL	10.70% (before management fee) 9.96% (after management fee)
AllianzIM U.S. Large Cap Buffer20 Jul ETF	AZBL	5.46% (before management fee) 4.72% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

Each Fund’s prospectus therefore is amended to revise all references (i) to the dates associated with the Outcome Period to reflect the new Outcome Period of July 1, 2021, through June 30, 2022, and (ii) to the Cap to reflect the corresponding Cap set forth in the table above.